UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06515

Morgan Stanley Global Fixed Income Opportunities Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2018

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2018 Morgan Stanley

DINANN
2327119 EXP. 12.31.2019

INVESTMENT MANAGEMENT

Morgan Stanley Global Fixed Income Opportunities Fund

Annual Report

October 31, 2018

Morgan Stanley Global Fixed Income Opportunities Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Portfolio of Investments	14
Statement of Assets and Liabilities	43
Statement of Operations	45
Statements of Changes in Net Assets	47
Notes to Financial Statements	49
Financial Highlights	72
Report of Independent Registered Public Accounting Firm	79
Investment Advisory Agreement Approval	80
Privacy Notice	83
Trustee and Officer Information	88

Welcome Shareholder,

We are pleased to provide this Annual report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2018

Total Return for the 12 Months Ended October 31, 2018
Class A	Class B	Class L	Class I	Class C	Class IS	Class IR*
1.05%	0.30%	0.81%	1.34%	0.34%	1.40%	0.31%
Total Return for the 12 Months Ended October 31, 2018
Bloomberg Barclays Global Aggregate (Hedged USD) Index[1]	Global Fixed Income Opportunities Blend Index[2]	Lipper Global Income Funds Index[3]
0.20%	0.20%	–1.35%

The performance of Morgan Stanley Global Fixed Income Opportunities Fund's (the "Fund") seven share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

*  Performance shown for Class IR shares is for the period since inception on June 15, 2018. Performance information for very short periods should not be the sole factor in making an investment decision because short-term returns may not be indicative of the Fund's long-term performance potential.

Market Conditions

Until recently, despite pockets of volatility, the market had been characterized by a steady grind lower in credit spreads. However, concerns about global growth, monetary policy, geopolitical tensions and commodities triggered market weaknesses. Government debt was the weakest sector as yields rose, especially in the United States and Italy. Treasuries and higher-rated investments were pressured as investors worried about the impact that higher yields would have on those longer-duration investments. The U.S. dollar strengthened against most currencies, especially those from emerging market economies. Emerging markets assets were especially pressured as they suffered the most from the headwinds of global trade tensions, a stronger U.S. dollar and commodity price volatility. Spread products, which are those investments that trade on a spread to U.S. Treasuries (or similar sovereign debt such as German bunds), were relative outperformers as their higher yield offset some of the negative price impact of rising yields. In particular, securitized debt such as residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS) performed well, as did bank loans and high yield corporate debt.

Performance Analysis

All share classes except Class IR of the Fund outperformed the Bloomberg Barclays Global Aggregate (Hedged USD) Index (the "Index"), the Global Fixed Income Opportunities Blend Index and the Lipper Global Income Funds Index for the 12 months ended October 31, 2018, assuming no deduction of applicable sales charges. Class IR shares commenced offering on June 15, 2018 and therefore do not have a full 12-month performance history.

The Fund benefited from both macro and sector spread decisions. Within macro decisions, exposure to the U.S. dollar was beneficial, as was exposure to peripheral European debt and select emerging market (EM) interest rates (Argentina, Peru and Poland). Both interest rate and currency positioning in Australia and New Zealand also contributed to performance. Conversely, EM currency exposure in Argentina, South Africa, Brazil and Russia detracted from performance.

Within spread products, securitized debt exposure was the most beneficial to performance, especially non-agency RMBS and CMBS, and asset-backed securities (ABS). Exposure to bank loans, high yield corporate debt and convertible securities also contributed to performance, as did derivative exposure to swap spread wideners and credit default swaps. Conversely, exposure to EM dollar-denominated debt detracted from performance, as did exposure to investment grade corporate debt.

We continue to overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term. Specifically, we continue to hold securitized debt (primarily RMBS and CMBS), investment grade credit with a focus on financials, high yield credit (though this was mitigated by a short credit default swap position), convertible securities and emerging market external debt. We also hold global sovereign debt from both emerging and developed nations, including peripheral debt in Portugal and Greece. We believe valuations, relative to fundamentals, have been attractive for these segments.

We believe the Federal Reserve (Fed) will likely continue its gradual rate-hiking strategy in 2019, allowing a modest inflation overshoot. Recent meetings showed that the Fed reaffirmed its plan to hike three times in 2019 and that the market is coming around to this view, given recent firming pressures in wages and business confidence. As for U.S. 10-year Treasury yields, we believe they will be confined to a 3 to 3.5 percent range. As we have previously noted, Japanese government bonds (JGBs) have served to help anchor yields worldwide (as has the European Central Bank's quantitative easing program). A wider band for JGB trading, as the Bank of Japan (BoJ) adjusts the yield curve control policy, could introduce more volatility and upward pull for risk-free rates, but, for now, the BoJ does not appear to be in a rush. In the eurozone, the European Central Bank (ECB) will likely continue to diverge from the Fed's monetary policy, although it will likely end quantitative easing this year, further increasing the global liquidity drain. There is no doubt that the global liquidity environment is getting less friendly.

Back in May 2018, we saw evidence that a U.S. 10-year Treasury yield of 3 percent, growing fiscal deficits and Fed quantitative tightening were starting to create tighter conditions and problems for the rest of the world (and trade tensions also did not help), but especially in vulnerable EM countries. While we believe that there is scope for the U.S. 10-year Treasury yield to overshoot in the short term, a sustained overshoot is not likely to last until the rest of the world shows itself capable of generating growth despite higher U.S. yields and a stronger dollar — in effect, a negative feedback loop from weakening growth outside the U.S. will weaken U.S. economic performance. Furthermore, a move higher in yields will most likely require the Fed's neutral real policy rate (the level of interest rates that keeps the economy stable) to rise.

In the eurozone, the ECB will likely continue to diverge from the Fed's monetary policy. We believe volatility in Italy will continue, as the coalition government's fiscal expansion plans are likely to lead to further clashes with Italian institutions and the European Union. However, we remain confident that contagious sell-offs in other peripheral countries are likely to be limited and short-lived, as these economies have been anchored by relatively strong economic fundamentals. The recent debt deal in Greece is encouraging, as it removes funding needs for the country over the next two years, although we expect the country to issue new debt should the market conditions turn favorable. The next challenge for Greece is to continue structural reforms and improve its growth outlook.

In terms of currencies, given the stronger dollar trend we have witnessed, the short-term outlook is uncertain. Greater confidence that U.S. monetary policy will sustain relatively higher rates for longer is offsetting meaningful medium-term dollar negatives (growing twin deficits, overvaluation). As such, we have been relatively neutral on the U.S. dollar relative to other developed market currencies and in wait-and-see mode for clues to its future direction. In this type of environment, we have a small long position in selected EM currencies, which we believe have sold off too much.

From an investment perspective, we remain biased toward positions that can benefit from still-strong economic growth and low default probabilities. With the widening of spreads this year we think the probability of excess return potential has increased, and with equities well off their highs, future volatility from that direction is less likely to be negative. Assets we like both in the U.S. and Europe are non-agency mortgage securities, high yield debt and a select portion of investment grade credit, namely financials.

As we look outside the U.S. and Europe, we see improved opportunities in EM. Valuations have improved substantially this year, and policy actions in most countries have been in the right direction. We believe it could only take the absence of bad news, not necessarily more good news, for this asset class to perform well in the fourth quarter and into next year. Small improvements in the Chinese outlook, as well as stabilization in U.S. rates and the U.S. dollar, will likely create a more benign external environment. EM could be one of the better-performing fixed income sectors in the remainder of the year, in our view.

Euro markets still need to contend with political uncertainty in Italy. We believe there likely will be a rational outcome, with the European Union and Italy coming to an agreement over fiscal policy, but the political will to execute is still lacking. It may require a more "crisis"-like environment to get the respective parties to compromise. In the interim, it will be difficulty for European credit markets to rally.

Broadly, we do not expect a continuation of recent performance in the months ahead. Except for U.S. Treasury yields, most fixed income sectors look oversold. That said, uncertainties surrounding U.S.-China trade, Italian fiscal issues, Brexit, Chinese stimulus and the likely direction of the U.S. dollar will keep gains muted for the time being. But with U.S. Treasury yields ever closer to their peak, we are optimistic that fixed income returns can improve in the months ahead.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 10/31/18
Corporate Bonds	40.1%
Asset-Backed Securities	17.5
Sovereign	13.4
Mortgages — Other	10.7
Short-Term Investments	8.7
Variable Rate Senior Loan Interests	5.1
Commercial Mortgage-Backed Securities	3.3
U.S. Treasury Securities	0.8
Collateralized Mortgage Obligations — Agency Collateral Series	0.4
Agency Fixed Rate Mortgages	0.0	**

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of October 31, 2018. Does not include open long/short futures contracts with a value of approximately $172,086,260 and net unrealized appreciation of approximately $661,596. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $3,602,824 and does not include open swap agreements with net unrealized depreciation of approximately $349,229.

**  Amount is less than 0.05%.

LONG-TERM CREDIT ANALYSIS as of 10/31/18
AAA	6.2%
AA	3.0
A	14.1
BBB	22.9
BB	15.1
B or Below	16.4
Not Rated	22.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are stated as a percentage of total investments and all percentages for long-term credit analysis are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) derivatives, including interest rate-related derivatives and currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65 percent of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2018 (unaudtied)
Symbol	Class A Shares* (since 07/28/97) DINAX		Class B Shares** (since 04/09/92) DINBX		Class L Shares*** (since 07/28/97) DINCX	Class I Shares† (since 07/28/97) DINDX	Class C Shares†† (since 04/30/15) MSIPX		Class IS Shares††† (since 09/13/13) MGFOX	Class IR Shares†††† (since 06/15/18) MFIRX
1 Year	1.05 –3.22[5]	%[4]	0.30 –4.60[5]	%[4]	0.81 —%[4]	1.34 —%[4]	0.34 –0.64[5]	%[4]	1.40 —%[4]	— —
5 Years	3.33[4] 2.44[5]		2.61[4] 2.25[5]		3.08[4] —	3.62[4] —	— —		3.67 —	— —
10 Years	7.71[4] 7.25[5]		7.17[4] 7.17[5]		7.29[4] —	8.04[4] —	— —		— —	— —
Since Inception	3.96[4] 3.74[5]		4.35[4] 4.35[5]		3.42[4] —	4.24[4] —	1.85[4] 1.85[5]		4.31[4] —	0.31 —%[4]

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, Class I, Class C, Class IS and Class IR shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005). Class B shares are closed to new investments.

***  Class L has no sales charge. Class L shares are closed to new investments.

†  Class I has no sales charge.

††  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

†††  Class IS has no sales charge.

††††  Class IR has no sales charge.

(1)  The Bloomberg Barclays Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Global Fixed Income Opportunities Blend Index is a performance linked benchmark of the old and new benchmark of the Fund. Old represented by Bloomberg Barclays Global Aggregate Index (unhedged USD) from the Fund's inception to December 31, 2016 and the new represented by Bloomberg Barclays Global Aggregate (Hedged USD) Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2018.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/18 – 10/31/18.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	05/01/18	10/31/18	05/01/18 – 10/31/18
Class A
Actual (–0.26% return)	$1,000.00	$997.40	$4.58	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.62	$4.63	(1)
Class B
Actual (–0.62% return)	$1,000.00	$993.80	$7.94	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.24	$8.03	(1)
Class L
Actual (–0.37% return)	$1,000.00	$996.30	$5.69	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.51	$5.75	(1)
Class I
Actual (–0.29% return)	$1,000.00	$997.10	$3.12	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.08	$3.16	(1)
Class C
Actual (–0.80% return)	$1,000.00	$992.00	$8.28	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.89	$8.39	(1)
Class IS
Actual (–0.25% return)	$1,000.00	$997.50	$2.77	(1)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.43	$2.80	(1)
Class IR(3)
Actual (0.31% return)	$1,000.00	$1,003.10	$1.98	(2)
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.66	$1.99	(2)

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.91%, 1.58%, 1.13%, 0.62%, 1.65% and 0.55% for Class A, Class B, Class L, Class I, Class C and Class IS shares, respectively, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.97%, 2.07%, 1.19%, 0.73%, 1.72% and 0.62% for Class A, Class B, Class L, Class I, Class C and Class IS shares, respectively.

  (2)  Expenses are equal to the Fund's annualized expense ratio of 0.53% for Class IR shares, multiplied by the average account value over the period and multiplied by 136/365 (to reflect the actual days accrued in the period). If the Fund had borne all of its expenses, the annualized expense ratio would have been 13.16% for Class IR shares.

  (3)  The Fund commenced offering of Class IR shares on June 15, 2018.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (40.0%)
		Australia (2.3%)
		Basic Materials
	$1,275	Newcastle Coal Infrastructure Group Pty Ltd. (a)	4.40%	09/29/27	$1,142,290
		Consumer, Non-Cyclical
	950	Transurban Finance Co., Pty Ltd. (a)	3.375	03/22/27	874,414
	1,550	Woolworths Group Ltd. (a)	4.00	09/22/20	1,557,677
					2,432,091
		Energy
	1,200	APT Pipelines Ltd. (a)	4.20	03/23/25	1,173,980
	2,875	Santos Finance Ltd.	4.125	09/14/27	2,641,907
					3,815,887
		Finance
EUR	1,800	Commonwealth Bank of Australia	2.00	04/22/27	2,076,622
	$1,375	Macquarie Group Ltd. (a)	4.15	03/27/24	1,363,278
					3,439,900
		Industrials
EUR	1,850	Aurizon Network Pty Ltd.	3.125	06/01/26	2,289,230
		Total Australia			13,119,398
		Austria (0.1%)
		Finance
	600	Vienna Insurance Group AG Wiener Versicherung Gruppe	5.50	10/09/43	779,000
		Belgium (0.4%)
		Basic Materials
	1,000	Solvay Finance SA	5.118	(b)	1,230,820
	700	Solvay Finance SA	5.425	(b)	884,240
		Total Belgium			2,115,060
		Brazil (0.5%)
		Consumer, Non-Cyclical
	$1,225	Minerva Luxembourg SA (a)	5.875	01/19/28	1,063,851
		Finance
	450	Banco Daycoval SA (a)	5.75	03/19/19	452,986
	1,100	Itau Unibanco Holding SA (a)(c)	6.50	(b)	1,072,170
					1,525,156
		Total Brazil			2,589,007

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Canada (0.9%)
		Basic Materials
	$1,210	Eldorado Gold Corp. (a)	6.125%		12/15/20	$1,131,350
	1,000	IAMGOLD Corp. (a)	7.00		04/15/25	996,250
						2,127,600
		Consumer, Cyclical
	250	Mattamy Group Corp. (a)(c)	6.50		10/01/25	236,250
		Energy
	1,425	Baytex Energy Corp. (a)	5.125		06/01/21	1,392,938
	1,400	Cenovus Energy, Inc. (c)	4.25		04/15/27	1,322,100
						2,715,038
		Total Canada				5,078,888
		Chile (0.4%)
		Consumer, Non-Cyclical
	1,100	Cencosud SA (a)(c)	6.625		02/12/45	1,078,402
		Energy
	1,300	Geopark Ltd. (a)	6.50		09/21/24	1,298,375
		Total Chile				2,376,777
		China (0.9%)
		Basic Materials
	575	Syngenta Finance N.V. (a)	4.441		04/24/23	566,357
		Communications
	630	Baidu, Inc.	2.875		07/06/22	605,847
	2,100	Tencent Holdings Ltd. (a)	3.595		01/19/28	1,928,630
	945	Weibo Corp. (a)	1.25		11/15/22	843,068
						3,377,545
		Energy
	1,000	Moss Creek Resources Holdings, Inc. (a)	7.50		01/15/26	967,200
		Total China				4,911,102
		France (2.1%)
		Consumer, Cyclical
	1,400	Valeo SA, Series FRT	0.00	(d)	06/16/21	1,271,859
		Consumer, Non-Cyclical
EUR	500	Eurofins Scientific SE	4.875		(b)	599,265
	950	Europcar Mobility Group	4.125		11/15/24	1,049,198
						1,648,463

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Energy
EUR	400	TOTAL SA	2.708%		(b)	$468,093
	250	TOTAL SA	3.875		(b)	305,171
	$600	TOTAL SA, Series FP	0.50		12/02/22	654,371
						1,427,635
		Finance
EUR	1,300	BNP Paribas SA	2.875		10/01/26	1,543,566
	$875	BPCE SA (a)	5.15		07/21/24	881,665
EUR	2,000	Credit Agricole Assurances SA	4.50		(b)	2,374,400
						4,799,631
		Industrials
	1,300	Airbus SE, Series AIR	0.00	(d)	07/01/22	1,773,855
	107	Safran SA, Series SAF	0.00	(d)	12/31/20	138,356
						1,912,211
		Utilities
	500	Electricite de France SA	5.00		(b)	581,744
		Total France				11,641,543
		Germany (2.5%)
		Basic Materials
	$1,250	BASF SE, Series BAS	0.925		03/09/23	1,146,700
		Communications
EUR	300	Unitymedia Hessen GmbH & Co., KG/Unitymedia NRW GmbH	4.00		01/15/25	357,004
		Consumer, Cyclical
	500	Volkswagen International Finance N.V.	4.625		(b)	576,031
		Consumer, Non-Cyclical
	$2,750	Bayer US Finance LLC (a)	3.00		10/08/21	2,689,503
EUR	900	Fresenius SE & Co., KGaA, Series FREG	0.00	(d)	01/31/24	1,016,440
						3,705,943
		Finance
	$2,550	Deutsche Bank AG	2.70		07/13/20	2,492,748
	2,625	Deutsche Bank AG	3.15		01/22/21	2,560,957
EUR	1,100	Vonovia Finance BV	4.625		04/08/74	1,264,836
						6,318,541

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Industrials
EUR	900	Deutsche Post AG, Series DPW	0.05%	06/30/25	$996,449
		Utilities
GBP	500	RWE AG	7.00	(b)	648,687
		Total Germany			13,749,355
		India (0.6%)
		Communications
	$1,100	Bharti Airtel International Netherlands BV	5.125	03/11/23	1,069,414
		Energy
	2,060	ONGC Videsh Vankorneft Pte Ltd.	3.75	07/27/26	1,875,158
		Utilities
	500	NTPC Ltd.	4.25	02/26/26	474,054
		Total India			3,418,626
		Ireland (0.2%)
		Industrials
	1,000	Park Aerospace Holdings Ltd. (a)	5.25	08/15/22	996,250
		Israel (0.3%)
		Consumer, Non-Cyclical
	175	Teva Pharmaceutical Finance Netherlands III BV	2.80	07/21/23	154,663
	1,325	Teva Pharmaceutical Finance Netherlands III BV	6.75	03/01/28	1,357,056
		Total Israel			1,511,719
		Italy (1.5%)
		Communications
EUR	415	Telecom Italia Finance SA	7.75	01/24/33	602,298
		Finance
	1,100	Assicurazioni Generali SpA	10.125	07/10/42	1,553,080
	1,400	Intesa Sanpaolo SpA	1.125	07/14/25	1,583,755
	$1,000	Intesa Sanpaolo SpA (a)	6.50	02/24/21	1,023,249
					4,160,084
		Utilities
	3,200	Enel Finance International N.V. (a)	4.25	09/14/23	3,124,261
EUR	700	Enel SpA	2.50	11/24/78	744,202
					3,868,463
		Total Italy			8,630,845

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Jamaica (0.2%)
		Communications
	$1,000	Digicel Ltd. (c)	6.00%	04/15/21	$911,250
		Kazakhstan (0.2%)
		Energy
	775	Nostrum Oil & Gas Finance BV (a)	7.00	02/16/25	627,750
	510	Nostrum Oil & Gas Finance BV	8.00	07/25/22	443,425
		Total Kazakhstan			1,071,175
		Luxembourg (0.3%)
		Communications
EUR	900	Altice Luxembourg SA	7.25	05/15/22	1,000,374
		Consumer, Non-Cyclical
	600	Arena Luxembourg Finance Sarl	2.875	11/01/24	679,173
		Total Luxembourg			1,679,547
		Macau (0.2%)
		Consumer, Cyclical
	$1,200	Sands China Ltd. (a)	5.125	08/08/25	1,178,301
		Mexico (0.2%)
		Basic Materials
	1,382	Mexichem SAB de CV (a)	5.50	01/15/48	1,218,938
		Netherlands (1.4%)
		Finance
EUR	1,400	ASR Nederland N.V.	5.00	(b)	1,688,782
	1,825	Cooperatieve Rabobank UA	5.50	(b)	2,175,588
	$1,325	ING Bank N.V. (a)	5.80	09/25/23	1,388,850
EUR	1,200	NN Group	4.50	(b)	1,401,009
					6,654,229
		Technology
	$1,250	NXP Semiconductors N.V.	1.00	12/01/19	1,267,075
		Total Netherlands			7,921,304
		Portugal (0.2%)
		Utilities
EUR	1,000	EDP - Energias de Portugal SA	5.375	09/16/75	1,214,403

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		South Africa (0.2%)
		Basic Materials
	$450	SASOL Financing USA LLC	5.875%		03/27/24	$453,834
	680	SASOL Financing USA LLC	6.50		09/27/28	689,441
		Total South Africa				1,143,275
		Spain (1.8%)
		Communications
	875	Telefonica Emisiones SAU	4.103		03/08/27	833,583
EUR	700	Telefonica Europe BV	5.875		(b)	875,669
						1,709,252
		Energy
	500	Repsol International Finance BV	4.50		03/25/75	603,895
		Finance
	1,000	Banco Bilbao Vizcaya Argentaria SA	6.75		(b)	1,163,743
	1,500	Banco Santander SA	3.125		01/19/27	1,724,718
	900	Banco Santander SA	6.25		(b)	1,016,831
	$800	Banco Santander SA	6.375		(b)	790,890
EUR	1,500	CaixaBank SA	2.25		04/17/30	1,585,542
						6,281,724
		Utilities
	600	IE2 Holdco SAU	2.875		06/01/26	705,370
	500	Naturgy Finance BV	3.375		(b)	561,823
						1,267,193
		Total Spain				9,862,064
		Sweden (0.4%)
		Diversified
SEK	12,000	Industrivarden AB, Series ICA	0.00	(d)	05/15/19	1,423,100
		Finance
EUR	1,000	Intrum AB	3.125		07/15/24	1,065,875
		Total Sweden				2,488,975
		Switzerland (1.2%)
		Basic Materials
	$1,600	Glencore Funding LLC (a)	3.875		10/27/27	1,461,124
	800	Glencore Funding LLC, Series GLEN	0.00	(d)	03/27/25	714,313
						2,175,437

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Finance
	$1,125	Credit Suisse Group Funding Guernsey Ltd.	4.55%	04/17/26	$1,117,502
	950	UBS AG	5.125	05/15/24	947,711
					2,065,213
		Industrials
CHF	1,300	Sika AG	0.15	06/05/25	1,341,692
		Technology
	$800	STMicroelectronics NV, Series B	0.25	07/03/24	825,214
		Total Switzerland			6,407,556
		United Kingdom (3.7%)
		Consumer, Cyclical
EUR	850	International Game Technology PLC	4.75	02/15/23	1,031,507
GBP	750	Jaguar Land Rover Automotive PLC	3.875	03/01/23	886,751
					1,918,258
		Consumer, Non-Cyclical
	1,000	J Sainsbury PLC, Series SBRY	1.25	11/21/19	1,399,629
		Energy
	2,000	BP Capital Markets PLC	2.274	07/03/26	2,580,426
		Finance
EUR	1,600	Aviva PLC	3.875	07/03/44	1,879,520
GBP	1,500	HSBC Holdings PLC	2.256	11/13/26	1,838,354
	$1,475	HSBC Holdings PLC	3.95	05/18/24	1,460,711
	1,000	HSBC Holdings PLC	4.375	11/23/26	971,328
GBP	1,500	Lloyds Banking Group PLC	2.25	10/16/24	1,861,265
	$1,825	Lloyds Banking Group PLC	4.375	03/22/28	1,747,204
EUR	900	Lloyds Banking Group PLC	6.375	(b)	1,073,130
GBP	500	Nationwide Building Society	6.875	(b)	650,190
	$1,425	Santander UK PLC (a)	5.00	11/07/23	1,430,451
					12,912,153
		Utilities
GBP	750	NGG Finance PLC	5.625	06/18/73	1,039,575
	650	Western Power Distribution West Midlands PLC	5.75	04/16/32	1,069,635
					2,109,210
		Total United Kingdom			20,919,676

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	United States (17.1%)
	Communications
$1,400	AT&T, Inc.	4.25%	03/01/27	$1,360,019
1,100	Booking Holdings, Inc. (c)	0.90	09/15/21	1,273,571
2,493	Charter Communications Operating LLC/Charter Communications Operating Capital	4.20	03/15/28	2,339,406
900	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908	07/23/25	905,077
750	CSC Holdings LLC	5.25	06/01/24	724,687
1,475	Finisar Corp.	0.50	12/15/36	1,315,306
700	Gray Television, Inc. (a)	5.125	10/15/24	665,875
1,000	MDC Partners, Inc. (a)(c)	6.50	05/01/24	825,000
1,625	Palo Alto Networks, Inc. (a)	0.75	07/01/23	1,586,769
500	Sprint Capital Corp.	6.875	11/15/28	493,125
2,700	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	4.738	09/20/29	2,703,375
1,375	Symantec Corp. (a)	5.00	04/15/25	1,296,821
				15,489,031
	Consumer, Cyclical
927	American Axle & Manufacturing, Inc. (c)	6.50	04/01/27	885,285
1,000	Century Communities, Inc.	5.875	07/15/25	907,500
785	Ferrellgas LP/Ferrellgas Finance Corp.	6.75	01/15/22	684,913
1,675	Ford Motor Credit Co., LLC	3.336	03/18/21	1,636,924
1,875	General Motors Financial Co., Inc.	4.30	07/13/25	1,794,155
500	Global Partners LP/GLP Finance Corp.	6.25	07/15/22	493,750
425	Global Partners LP/GLP Finance Corp.	7.00	06/15/23	425,000
982	Hanesbrands, Inc. (a)	4.875	05/15/26	935,355
1,100	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. (a)	6.75	11/15/21	1,131,625
1,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a)	5.25	06/01/26	985,000
3,904	Resort at Summerlin LP, Series B (e)(f)(g)(h)(i)(j)	13.00	12/15/07	—
1,000	Rite Aid Corp. (a)	6.125	04/01/23	854,375
1,050	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a)	6.125	08/15/21	1,047,375
600	Sonic Automotive, Inc.	5.00	05/15/23	561,042
750	Speedway Motorsports, Inc.	5.125	02/01/23	742,500
975	Wolverine World Wide, Inc. (a)	5.00	09/01/26	945,750
				14,030,549

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Consumer, Non-Cyclical
$700	Acadia Healthcare Co., Inc.	5.125%	07/01/22	$701,750
1,150	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (c)	5.50	04/01/23	1,122,687
1,525	Becton Dickinson and Co.	2.894	06/06/22	1,476,085
1,125	CVS Health Corp.	3.70	03/09/23	1,111,063
1,025	Elanco Animal Health, Inc. (a)	3.912	08/27/21	1,025,671
1,000	HCA, Inc.	4.50	02/15/27	973,750
1,050	Intercept Pharmaceuticals, Inc.	3.25	07/01/23	986,554
950	Ionis Pharmaceuticals, Inc.	1.00	11/15/21	993,613
925	Jazz Investments I Ltd.	1.875	08/15/21	975,585
1,150	Keurig Dr. Pepper, Inc. (a)	4.597	05/25/28	1,135,507
750	Lamb Weston Holdings, Inc. (a)	4.875	11/01/26	726,563
850	Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a)(c)	4.875	04/15/20	843,625
925	Medco Health Solutions, Inc.	4.125	09/15/20	934,173
800	Tenet Healthcare Corp.	5.125	05/01/25	772,000
				13,778,626
	Energy
1,350	Concho Resources, Inc.	4.30	08/15/28	1,319,832
1,100	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	6.25	11/01/28	1,060,136
750	Rockies Express Pipeline LLC (a)	6.875	04/15/40	819,375
1,250	SemGroup Corp./Rose Rock Finance Corp.	5.625	11/15/23	1,187,500
				4,386,843
	Finance
375	Bank of America Corp.	6.11	01/29/37	420,502
2,200	Bank of America Corp., MTN	4.25	10/22/26	2,140,574
1,450	Brighthouse Financial, Inc., Series WI	3.70	06/22/27	1,249,976
2,000	Capital One Financial Corp.	2.50	05/12/20	1,972,433
2,500	Citigroup, Inc.	3.887	01/10/28	2,393,206
925	Citigroup, Inc.	5.50	09/13/25	971,344
1,375	Colony Capital, Inc.	5.00	04/15/23	1,289,062
2,000	Discover Financial Services	3.75	03/04/25	1,896,569
775	Extra Space Storage LP (a)	3.125	10/01/35	837,034
1,330	Goldman Sachs Group, Inc. (The)	6.75	10/01/37	1,555,097
1,125	Hunt Cos., Inc. (a)	6.25	02/15/26	1,040,625
1,050	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75	02/01/24	1,059,188
500	iStar, Inc.	6.50	07/01/21	506,250

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$1,000	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	6.875%		04/15/22	$1,007,500
	1,825	JPMorgan Chase & Co.	4.125		12/15/26	1,790,841
	800	JPMorgan Chase Bank NA	0.00	(d)	12/30/20	835,564
	999	Kennedy-Wilson, Inc.	5.875		04/01/24	964,035
	1,000	Lions Gate Capital Holdings LLC (a)	5.875		11/01/24	1,010,000
	525	Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc. (a)	6.375		12/15/22	533,531
	1,000	Post Holdings, Inc. (a)	5.00		08/15/26	926,250
EUR	1,000	Prologis Euro Finance LLC	1.875		01/05/29	1,125,704
	$750	Provident Funding Associates LP/PFG Finance Corp. (a)	6.375		06/15/25	742,500
	1,075	Synchrony Bank	3.65		05/24/21	1,065,884
	1,525	Synchrony Financial	3.95		12/01/27	1,346,931
						28,680,600
		Industrials
EUR	500	BWAY Holding Co. (a)	4.75		04/15/24	572,042
	$600	CTP Transportation Products LLC/CTP Finance, Inc. (a)	8.25		12/15/19	597,000
	705	Kenan Advantage Group, Inc. (The) (a)	7.875		07/31/23	712,050
	1,250	SBA Communications Corp.	4.875		09/01/24	1,210,938
	500	Standard Industries, Inc. (a)	5.375		11/15/24	481,875
	600	Summit Materials LLC/Summit Materials Finance Corp.	6.125		07/15/23	583,500
	700	XPO Logistics, Inc. (a)	6.125		09/01/23	719,565
						4,876,970
		Technology
	800	Akamai Technologies, Inc.	0.00	(d)	02/15/19	793,514
	1,000	Allscripts Healthcare Solutions, Inc.	1.25		07/01/20	995,250
	2,625	Dell International LLC/EMC Corp. (a)	3.48		06/01/19	2,628,662
	1,000	First Data Corp. (a)	5.75		01/15/24	1,010,000
EUR	900	IQVIA, Inc.	3.25		03/15/25	1,032,926
	$1,275	Nuance Communications, Inc.	1.00		12/15/35	1,202,016
	1,275	Splunk, Inc. (a)	0.50		09/15/23	1,226,626
	1,375	Verint Systems, Inc.	1.50		06/01/21	1,371,193
	1,775	Western Digital Corp. (a)(c)	1.50		02/01/24	1,500,587
						11,760,774

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Utilities
	$750	Calpine Corp. (c)	5.75%	01/15/25	$672,975
	1,000	NRG Energy, Inc.	6.625	01/15/27	1,040,000
	825	South Carolina Electric & Gas Co.	3.50	08/15/21	823,706
					2,536,681
		Total United States			95,540,074
		Zambia (0.2%)
		Basic Materials
	1,350	First Quantum Minerals Ltd. (a)	7.50	04/01/25	1,209,937
		Total Corporate Bonds (Cost $234,052,894)			223,684,045
		Sovereign (13.4%)
		Argentina (1.0%)
	1,200	Argentine Republic Government International Bond	6.875	01/11/48	885,000
	2,000	Argentine Republic Government International Bond	7.50	04/22/26	1,750,000
	1,800	Provincia de Buenos Aires	7.875	06/15/27	1,415,718
	1,800	Provincia de Entre Rios Argentina (a)	8.75	02/08/25	1,386,360
		Total Argentina			5,437,078
		Australia (0.6%)
AUD	4,900	Australia Government Bond	2.75	11/21/27	3,510,947
		Bermuda (0.1%)
	$530	Bermuda Government International Bond (a)	4.854	02/06/24	548,020
		Brazil (0.8%)
BRL	5,000	Brazil Notas do Tesouro Nacional, Series F	10.00	01/01/25	1,364,291
	10,900	Brazil Notas do Tesouro Nacional, Series F	10.00	01/01/27	2,931,129
		Total Brazil			4,295,420
		Cyprus (0.4%)
EUR	1,730	Cyprus Government International Bond	3.875	05/06/22	2,164,196
		Egypt (0.4%)
	1,000	Egypt Government International Bond (a)	4.75	04/16/26	1,063,831
	$1,200	Egypt Government International Bond (a)	7.903	02/21/48	1,077,383
		Total Egypt			2,141,214

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Greece (0.9%)
EUR	1,236	Hellenic Republic Government Bond	3.75%	01/30/28	$1,350,885
	430	Hellenic Republic Government Bond	3.90	01/30/33	443,038
	2,900	Hellenic Republic Government Bond (a)	4.375	08/01/22	3,432,907
		Total Greece			5,226,830
		India (0.3%)
	$2,000	Export-Import Bank of India (a)	3.875	02/01/28	1,860,596
		Indonesia (0.8%)
	1,300	Indonesia Government International Bond (a)	5.875	01/15/24	1,369,594
	1,150	Pertamina Persero PT (a)	6.50	11/07/48	1,127,702
	640	Perusahaan Listrik Negara PT (a)	6.15	05/21/48	624,316
	1,200	Perusahaan Listrik Negara PT (a)	6.25	01/25/49	1,179,761
		Total Indonesia			4,301,373
		Kazakhstan (0.3%)
	1,600	KazMunayGas National Co., JSC (a)	6.375	10/24/48	1,629,115
		Korea, Republic of (0.1%)
EUR	500	Korea Housing Finance Corp. (a)	0.75	10/30/23	567,289
		Mexico (1.0%)
MXN	85,000	Mexican Bonos, Series M	7.50	06/03/27	3,853,428
	$2,000	Petroleos Mexicanos	4.875	01/18/24	1,907,620
		Total Mexico			5,761,048
		Mongolia (0.2%)
	1,130	Development Bank of Mongolia LLC (a)(c)	7.25	10/23/23	1,104,858
		New Zealand (2.1%)
NZD	7,500	New Zealand Government Bond	3.00	04/20/29	5,102,119
	9,000	New Zealand Government Bond	4.50	04/15/27	6,823,327
		Total New Zealand			11,925,446
		Peru (0.3%)
PEN	4,710	Peruvian Government International Bond, (Units) (k)	8.20	08/12/26	1,628,509
		Poland (2.1%)
PLN	44,000	Republic of Poland Government Bond	2.25	04/25/22	11,528,765

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		South Africa (1.3%)
	$1,500	Eskom Holdings SOC Ltd.	7.125%		02/11/25	$1,407,834
ZAR	20,000	Republic of South Africa Government Bond	9.00		01/31/40	1,207,246
	73,000	South Africa Government Bond	8.00		01/31/30	4,345,550
		Total South Africa				6,960,630
		Ukraine (0.7%)
	$1,800	Ukraine Government International Bond	7.75		09/01/22	1,753,848
	950	Ukraine Government International Bond	7.75		09/01/26	861,256
	50	Ukraine Government International Bond	7.75		09/01/26	45,329
	1,500	Ukraine Government International Bond (a)(l)	9.75		11/01/28	1,483,912
		Total Ukraine				4,144,345
		Total Sovereign (Cost $79,510,593)				74,735,679
		Agency Fixed Rate Mortgages (0.0%)
	1	Federal Home Loan Mortgage Corporation, Gold Pool:	6.50		10/01/32	840
		Federal National Mortgage Association, Conventional Pools:
	40		6.50		05/01/28 - 09/01/32	44,940
	6		7.00		08/01/29 - 11/01/32	4,843
		Government National Mortgage Association, Various Pools:
	13		7.50		07/20/25	13,501
	45		8.00		02/15/22 - 05/15/30	47,559
		Total Agency Fixed Rate Mortgages (Cost $106,908)				111,683
		Asset-Backed Securities (17.4%)
	1,299	ABFC Trust, 1 Month USD LIBOR + 1.05%	3.331	(m)	08/25/33	1,285,921
	1,738	Accredited Mortgage Loan Trust, 1 Month USD LIBOR + 0.60%	2.881	(m)	04/25/34	1,683,526
	650	American Credit Acceptance Receivables Trust (a)	5.02		12/10/24	650,361
	700	American Homes 4 Rent (a)	5.885		04/17/52	733,340
	1,500	American Homes 4 Rent Trust (a)	6.231		10/17/36	1,613,124
	1,300	AMSR Trust, 1 Month USD LIBOR + 6.00% (a)	8.29	(m)	11/17/33	1,323,889
	217	Asset-Backed Securities Corp. Home Equity Loan Trust, 1 Month USD LIBOR + 0.19%	2.471	(m)	03/25/36	209,944
	500	Avant Loans Funding Trust (a)	5.00		11/17/25	500,686

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$400	Bayview Opportunity Master Fund Trust (a)	3.82%		04/28/33	$399,434
	Bear Stearns Asset-Backed Securities I Trust,
702	1 Month USD LIBOR + 0.26%	2.541	(m)	10/25/36	641,535
343	1 Month USD LIBOR + 0.32%	2.601	(m)	01/25/47	342,503
798	Business Loan Express Business Loan Trust, 1 Month USD LIBOR + 0.40% (a)	2.68	(m)	10/20/40	762,563
908	CIM Small Business Loan Trust, 1 Month USD LIBOR + 1.40% (a)	3.68	(m)	03/20/43	908,990
800	Citigroup Mortgage Loan Trust, Inc., 1 Month USD LIBOR + 2.00% (a)	4.281	(m)	07/25/44	837,002
1,200	CLUB Credit Trust (a)	5.02		09/15/23	1,200,225
2,000	Colony American Homes, 1 Month USD LIBOR + 3.00% (a)	5.287	(m)	07/17/32	2,007,975
	Conn's Receivables Funding LLC
1,600	(a)	4.52		04/15/21	1,606,832
1,100	(a)	5.95		11/15/22	1,114,365
1,031	Consumer Loan Underlying Bond Credit Trust (a)	5.21		07/15/25	1,021,954
1,794	CWABS Asset-Backed Certificates Trust, 1 Month USD LIBOR + 0.24%	2.521	(m)	10/25/46	1,707,171
	DT Auto Owner Trust
1,000	(a)	5.33		11/17/25	999,796
1,200	(a)	5.42		03/17/25	1,206,059
654	EMC Mortgage Loan Trust, 1 Month USD LIBOR + 1.00% (a)	3.281	(m)	11/25/30	656,815
1,904	Equity One Mortgage Pass-Through Trust, 1 Month USD LIBOR + 0.48%	2.761	(m)	07/25/34	1,813,494
	Exeter Automobile Receivables Trust
600	(a)	5.38		07/15/25	600,494
600	(a)	5.43		08/15/24	602,880
950	(a)	6.40		07/17/23	980,748
	Finance of America Structured Securities Trust
1,550	(a)	6.00	(m)	11/25/27	1,514,489
1,861	(a)	6.00	(m)	09/25/28	1,786,188
	Flagship Credit Auto Trust
500	(a)	5.10		05/15/25	495,703
805	(a)	5.28		12/15/25	800,478
1,250	GLS Auto Receivables Trust (a)	5.02		01/15/25	1,243,554

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		GSAA Home Equity Trust
	$200	1 Month USD LIBOR + 1.875%	4.156	(m)%	12/25/34	$201,558
	527		6.002		11/25/36	329,997
		Home Partners of America Trust
	1,400	1 Month USD LIBOR + 2.35% (a)	4.64	(m)	07/17/37	1,407,039
	1,000	1 Month USD LIBOR + 3.78% (a)	6.07	(m)	10/17/33	1,004,662
	1,400	1 Month USD LIBOR + 4.70% (a)	6.99	(m)	10/17/33	1,410,128
	450	InSite Issuer LLC (a)	6.414		11/15/46	447,036
		Invitation Homes Trust
	1,200	1 Month USD LIBOR + 2.00% (a)	4.28	(m)	06/17/37	1,209,164
	900	1 Month USD LIBOR + 2.00% (a)	4.29	(m)	07/17/37	904,820
	1,500	1 Month USD LIBOR + 2.25% (a)	4.54	(m)	12/17/36	1,515,050
	800	1 Month USD LIBOR + 2.25% (a)	4.54	(m)	07/17/37	804,142
	1,000	1 Month USD LIBOR + 2.50% (a)	4.79	(m)	03/17/37	1,009,612
	750	1 Month USD LIBOR + 3.00% (a)	5.29	(m)	12/17/36	760,549
	407	MASTR Specialized Loan Trust, 1 Month USD LIBOR + 0.35% (a)	2.631	(m)	05/25/37	348,523
	1,001	METAL LLC (Cayman Islands) (a)	4.581		10/15/42	997,404
		MFA LLC
	961	(a)	3.875		05/25/48	958,688
	937	(a)	4.164		07/25/48	936,265
	1,429	MFA Trust (a)	3.352		11/25/47	1,416,646
	700	Nationstar HECM Loan Trust (a)	5.06	(m)	07/25/28	697,109
	636	Nationstar Home Equity Loan Trust, 1 Month USD LIBOR + 0.25%	2.531	(m)	04/25/37	635,853
	704	New Residential Mortgage LLC (a)	4.69		05/25/23	701,035
GBP	800	NewDay Funding PLC, 1 Month GBP LIBOR + 2.40% (United Kingdom) (a)(l)	0.00	(m)	12/15/26	1,023,071
		NRZ Excess Spread-Collateralized Notes
	$653	(a)	4.374		01/25/23	647,069
	1,341	(a)	4.593		02/25/23	1,330,511
	1,000	Oak Hill Advisors Residential Loan Trust (a)	4.875		07/25/57	992,301
	2,830	Oakwood Mortgage Investors, Inc.	7.405	(m)	06/15/31	932,915
		Ocwen Master Advance Receivables Trust
	500	(a)	4.236		08/15/49	499,445
	500	(a)	4.532		08/15/50	498,550
	500	OnDeck Asset Securitization Trust LLC (a)	4.52		04/18/22	499,207
	803	Option One Mortgage Loan Trust, 1 Month USD LIBOR + 0.795%	3.076	(m)	05/25/34	785,131

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,395	Ownit Mortgage Loan Trust, 1 Month USD LIBOR + 0.27%	2.551	(m)%	03/25/37	$1,318,502
	PNMAC GMSR Issuer Trust,
1,100	1 Month USD LIBOR + 2.35% (a)	4.631	(m)	04/25/23	1,105,500
600	1 Month USD LIBOR + 2.85% (a)	5.131	(m)	02/25/23	607,128
1,123	Pretium Mortgage Credit Partners I LLC (a)	3.327	(m)	12/30/32	1,117,914
	Progress Residential Trust
900	(a)	4.38		03/17/35	884,473
1,200	(a)	4.778		03/17/35	1,186,434
800	(a)	4.836		12/17/34	795,117
550	(a)	4.953		08/17/35	542,697
1,000	(a)	5.35		08/17/34	1,011,464
1,200	(a)	5.368		10/17/35	1,205,123
900	1 Month USD LIBOR + 4.22% (a)	6.51	(m)	01/17/34	908,154
750	Prosper Marketplace Issuance Trust (a)	4.87		06/17/24	748,169
	PRPM LLC
545	(a)	3.75	(m)	04/25/23	541,251
947	(a)	4.00	(m)	08/25/23	940,396
509	RAMP Trust, 1 Month USD LIBOR + 0.32%	2.601	(m)	11/25/35	475,211
925	RCO V Mortgage LLC (a)	4.00		05/25/23	923,839
671	RMAT LP (a)	4.09		05/25/48	668,455
1,600	Skopos Auto Receivables Trust (a)	4.77		04/17/23	1,587,430
1,751	Stanwich Mortgage Loan Co., LLC (a)	3.721		08/16/46	1,761,103
	Stanwich Mortgage Loan Trust
1,077	(a)	4.016		05/16/23	1,073,637
1,300	(a)	4.50		10/18/23	1,300,000
776	Start Ltd. (Bermuda) (a)	4.089		05/15/43	772,044
	Tricon American Homes Trust
1,000	(a)	4.216		01/17/36	984,517
1,142	(a)	5.104		01/17/36	1,144,939
700	(a)	5.151		09/17/34	700,945
1,296	Truman Capital Mortgage Loan Trust, 1 Month USD LIBOR + 0.26% (a)	2.541	(m)	03/25/36	1,275,069
1,000	United Auto Credit Securitization Trust (a)	4.26		05/10/23	1,001,372
1,500	Upgrade Receivables Trust (a)	5.17		11/15/24	1,496,802
	Upstart Securitization Trust
600	(a)	4.445		12/22/25	600,624
1,100	(a)	5.59		03/20/25	1,109,803
800	(a)	6.35		06/20/24	815,606

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Veros Automobile Receivables Trust
$1,300	(a)	3.98%		04/17/23	$1,281,040
1,000	(a)	5.74		08/15/25	999,805
658	VOLT LXII LLC (a)	3.125		09/25/47	653,340
1,257	VOLT LXIV LLC (a)	3.375		10/25/47	1,250,460
1,118	VOLT LXV LLC (a)	3.75		04/25/48	1,115,679
1,122	VOLT LXVI (a)	4.336		05/25/48	1,119,872
900	VOLT LXXII LLC (a)	4.213		10/26/48	902,490
1,416	Westlake Automobile Receivables Trust (a)	4.00		10/16/23	1,413,902
	Total Asset-Backed Securities (Cost $96,978,198)				97,495,824
	Collateralized Mortgage Obligations - Agency Collateral Series (0.4%)
	Federal Home Loan Mortgage Corporation
466	1 Month USD LIBOR + 5.05%	7.311	(m)	07/25/23	484,557
355	1 Month USD LIBOR + 5.25% (a)	7.511	(m)	07/25/26	378,163
	IO
12,000		1.705	(m)	01/25/41	759,329
	Federal National Mortgage Association, IO REMIC
1,608		1.241	(m)	03/25/44	72,705
2,127		1.697	(m)	10/25/39	87,198
646	6.55% - 1 Month USD LIBOR	4.269	(m)	08/25/41	84,918
1,899	Government National Mortgage Association, IO, 6.25% - 1 Month USD LIBOR	3.97	(m)	12/20/42	262,002
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $1,858,826)				2,128,872
	Commercial Mortgage-Backed Securities (3.3%)
633	BAMLL Commercial Mortgage Securities Trust, 1 Month USD LIBOR + 5.50% (a)	4.098	(m)	12/15/31	619,219
1,000	BBCMS Trust, 1 Month USD LIBOR + 3.75% (a)	6.03	(m)	08/15/27	1,001,882
750	BX Trust, 1 Month USD LIBOR + 1.975% (a)	4.125	(m)	09/15/37	748,225
	COMM Mortgage Trust
700	1 Month USD LIBOR + 1.593% (a)	3.873	(m)	08/13/27	697,565
225	(a)	4.086	(m)	03/10/46	215,439
300		4.563	(m)	02/10/47	280,837
139	(a)	4.732	(m)	07/15/47	128,023
473	(a)	4.739	(m)	11/10/46	428,970
1,800	1 Month USD LIBOR + 3.25% (a)	5.527	(m)	02/13/32	1,810,805

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Commercial Mortgage Pass-Through Certificates
	$335	(a)	4.564	(m)%	02/10/47	$317,846
		IO
	4,393		0.706	(m)	02/10/47	98,443
	850	Commercial Mortgage Trust (a)	6.39	(m)	06/10/36	866,264
	1,498	COOF Securitization Trust, IO (a)	2.835	(m)	10/25/40	144,106
	13,436	COOF Securitization Trust II, IO (a)	2.143	(m)	08/25/41	956,815
	31,675	GS Mortgage Securities Corp. II, IO (a)	0.457	(m)	10/10/32	556,859
	1,500	GS Mortgage Securities Trust (a)	4.509	(m)	11/10/47	1,303,609
	443	InTown Hotel Portfolio Trust, 1 Month USD LIBOR + 2.05% (a)	4.33	(m)	01/15/33	444,264
		JP Morgan Chase Commercial Mortgage Securities Trust
	1,000	1 Month USD LIBOR + 3.25% (a)	5.53	(m)	11/15/31	1,003,418
	800	1 Month USD LIBOR + 3.75% (a)	6.03	(m)	11/15/31	802,844
	461	(a)	6.233	(m)	02/12/51	466,975
		IO
	6,213		1.075	(m)	07/15/47	188,187
		JPMBB Commercial Mortgage Securities Trust
	600	(a)	3.843	(m)	02/15/48	544,870
	136	(a)	3.951	(m)	09/15/47	120,991
	405	(a)	4.663	(m)	04/15/47	361,724
		IO
	3,698		1.021	(m)	08/15/47	167,155
		KGS-Alpha SBA COOF Trust,
		IO
	2,241	(a)	2.759	(m)	07/25/41	255,209
	1,798	(a)	3.043	(m)	04/25/40	115,888
EUR	1,200	Taurus Ltd., 3 Month EURIBOR + 4.50% (Germany)	4.40	(m)	02/01/26	1,364,576
	$900	Wells Fargo Commercial Mortgage Trust (a)	4.363	(m)	04/15/50	796,969
	803	WFCG Commercial Mortgage Trust, 1 Month USD LIBOR + 3.141% (a)	5.42	(m)	11/15/29	803,764
		WFRBS Commercial Mortgage Trust
	419	(a)	3.991	(m)	10/15/57	370,181
	250	(a)	4.133	(m)	05/15/45	234,421
	541	(a)	5.038	(m)	09/15/46	506,161
		Total Commercial Mortgage-Backed Securities (Cost $18,483,835)				18,722,504

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Mortgages - Other (10.7%)
		Aggregator of Loans Backed by Assets PLC
GBP	400	1 Month GBP LIBOR + 2.10%	2.824	(m)%	04/24/49	$510,275
	1,000	1 Month GBP LIBOR + 2.70%	3.424	(m)	04/24/49	1,277,657
		Alternative Loan Trust
	$174	1 Month USD LIBOR + 0.18%	2.461	(m)	05/25/47	168,939
	433	1 Month USD LIBOR + 0.50%	2.781	(m)	10/25/35	358,795
	350		3.325	(m)	05/25/36	283,087
	189		3.545	(m)	10/25/35	161,362
	135		3.734	(m)	08/25/35	126,115
	33		5.50		02/25/36	29,056
	499		6.00		04/25/36	377,319
	246		6.00		07/25/37	220,035
			PAC
	25		5.50		02/25/36	22,331
	72		6.00		04/25/36	59,470
		American Home Mortgage Investment Trust
	231	(a)	6.60		01/25/37	102,814
			IO
	2,863		2.078		05/25/47	385,101
	179	Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%	2.931	(m)	07/25/46	136,160
		Banc of America Funding Trust
	190		5.25		07/25/37	186,137
	95		6.00		07/25/37	82,630
		BCAP LLC Trust
	428	1 Month USD LIBOR + 0.18% (a)	2.396	(m)	07/26/35	417,196
	187	(a)	3.36	(m)	03/26/37	164,375
	542	Bear Stearns Structured Products, Inc. Trust	3.546	(m)	01/26/36	483,310
		Bear Stearns Trust
	444		3.54	(m)	05/25/36	413,092
	99		3.81	(m)	05/25/47	89,183
	142	Chase Mortgage Finance Trust, 1 Month USD LIBOR + 0.60%	2.881	(m)	02/25/37	85,516
	99	ChaseFlex Trust	6.50		02/25/35	101,671
		CHL Mortgage Pass-Through Trust
	651		3.904	(m)	02/19/34	658,900
	449		3.969	(m)	09/25/34	420,353
	340		5.50		05/25/34	346,575
	1,217	CHL Mortgage Pass-Through Trust Resecuritization	6.00		12/25/36	1,119,144
	183	Citigroup Mortgage Loan Trust	4.397	(m)	11/25/36	173,868

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		CSFB Mortgage-Backed Pass-Through Certificates
	$720		6.50%		12/25/33	$754,068
	540		7.50		10/25/32	552,916
		CSMC Mortgage-Backed Trust
	979		5.587	(m)	04/25/37	453,317
	1,967		6.50		05/25/36	1,009,704
EUR	700	E-Mac de, 3 Month EURIBOR + 0.21% (Germany)	3.431	(m)	05/25/57	750,185
	615	EMF-NL Prime, 3 Month EURIBOR + 0.80% (Netherlands)	0.482	(m)	04/17/41	665,253
	1,287	Eurohome Mortgages PLC, 3 Month EURIBOR + 0.21% (Germany)	0.00	(m)	08/02/50	1,281,972
GBP	903	Eurosail PLC, 3 Month GBP LIBOR + 0.95% (United Kingdom)	1.75	(m)	06/13/45	1,098,515
	588	Farringdon Mortgages No. 2 PLC, 3 Month GBP LIBOR + 1.50% (United Kingdom)	2.313	(m)	07/15/47	739,330
		Federal Home Loan Mortgage Corporation
	$720	1 Month USD LIBOR + 3.75%	6.031	(m)	09/25/24	825,069
	379	1 Month USD LIBOR + 4.00%	6.281	(m)	08/25/24	412,363
	53	First Horizon Alternative Mortgage Securities Trust	6.00		08/25/36	43,256
		GreenPoint Mortgage Funding Trust
	355	1 Month USD LIBOR + 0.16%	2.441	(m)	02/25/37	354,057
	224	1 Month USD LIBOR + 0.58%	2.861	(m)	02/25/36	221,948
EUR	1,318	Grifonas Finance PLC, 6 Month EURIBOR + 0.28% (Greece)	0.014	(m)	08/28/39	1,364,084
		GSR Mortgage Loan Trust
	$30		3.894	(m)	05/25/35	29,028
	1,274		3.988	(m)	12/25/34	1,258,192
	195		4.235	(m)	03/25/37	175,973
	645	HarborView Mortgage Loan Trust	4.083	(m)	05/19/33	652,635
EUR	830	Hipocat 11 FTA, 3 Month EURIBOR + 0.13% (Spain)	0.00	(m)	01/15/50	876,780
	961	IM Pastor 4 FTA, 3 Month EURIBOR + 0.14% (Spain)	0.00	(m)	03/22/44	997,465
		Impac CMB Trust
	$119	1 Month USD LIBOR + 0.75%	3.031	(m)	04/25/35	102,889
	465	1 Month USD LIBOR + 0.78%	3.061	(m)	10/25/35	440,477
		JP Morgan Alternative Loan Trust
	262		6.00		12/25/35	253,008
	44		6.00		08/25/36	43,511

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)	COUPON RATE	MATURITY DATE	VALUE
EUR	747	Lansdowne Mortgage Securities No. 2 PLC, 3 Month EURIBOR + 0.34% (Ireland)	0.021	(m)%	09/16/48	$776,631
		Lehman Mortgage Trust
	$37		5.50		11/25/35	35,399
	124		5.50		02/25/36	122,278
	134		5.50		02/25/36	114,145
	455		6.50		09/25/37	292,437
	852	Lehman XS Trust, 1 Month USD LIBOR + 0.22%	2.501	(m)	06/25/47	774,448
		Ludgate Funding PLC
EUR	1,349	3 Month EURIBOR + 0.42%	0.101	(m)	12/01/60	1,362,885
	1,085	3 Month EURIBOR + 0.85%	0.532	(m)	01/01/61	1,138,285
	724	3 Month EURIBOR + 1.10%	0.782	(m)	01/01/61	747,814
	$922	Luminent Mortgage Trust, 1 Month USD LIBOR + 0.23%	2.511	(m)	05/25/37	852,151
EUR	923	Lusitano Mortgages No. 5 PLC, 3 Month EURIBOR + 0.26% (Portugal)	0.00	(m)	07/15/59	989,384
		Magnolia Finance XI DAC
	1,631	3 Month EURIBOR + 2.75% (a)	2.75	(m)	04/20/20	1,842,363
		IO
	1,631	(a)	0.25		04/20/20	3,694
		Mansard Mortgages PLC
GBP	652	3 Month GBP LIBOR + 1.10%	1.913	(m)	10/15/48	801,215
	683	3 Month GBP LIBOR + 2.00%	2.797	(m)	12/15/49	884,391
		MASTR Adjustable Rate Mortgages Trust
	$521	(a)	4.228	(m)	11/25/35	427,465
	390		4.568	(m)	02/25/36	380,163
		MASTR Alternative Loan Trust
	1,267		5.50		02/25/35	1,337,331
	1,325		6.00		05/25/33	1,368,662
	71	MASTR Asset Securitization Trust, 1 Month USD LIBOR + 6.00%	6.00	(m)	06/25/36	68,932
	2,038	Merrill Lynch Mortgage Investors Trust, IO (a)	1.676	(m)	02/25/36	124,908
	489	MortgageIT Trust, 1 Month USD LIBOR + 0.45%	2.731	(m)	10/25/35	483,473
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	242	1 Month USD LIBOR + 0.06%	2.341	(m)	10/25/36	210,109
	741		4.36	(m)	06/25/36	646,704
	2,217		5.755	(m)	06/25/36	1,144,074

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
GBP	1,000	Oncilla Mortgage Funding PLC, 3 Month GBP LIBOR + 1.90% (United Kingdom)	2.701	(m)%	12/12/43	$1,282,890
	1,000	Paragon Mortgages No. 13 PLC, 3 Month GBP LIBOR + 0.80% (United Kingdom)	1.611	(m)	01/15/39	1,221,506
		RALI Trust
	$125		6.00		04/25/36	115,999
	169		6.00		08/25/36	154,311
	261		6.00		11/25/36	233,932
	486		6.00		11/25/36	435,168
	53		6.00		01/25/37	49,258
			PAC
	69		6.00		04/25/36	63,675
		Reperforming Loan REMIC Trust
	367	(a)	6.50		03/25/35	368,375
	455	(a)	7.50		11/25/34	461,079
	837	Residential Asset Securitization Trust	6.00		05/25/36	814,814
		ResLoC UK PLC
EUR	970	3 Month EURIBOR + 0.45%	0.131	(m)	12/15/43	979,918
GBP	690	3 Month GBP LIBOR + 0.22%	1.017	(m)	12/15/43	827,374
	$781	RFMSI Series Trust	6.00		07/25/36	766,914
GBP	831	RMAC Securities No. 1 PLC, 3 Month GBP LIBOR + 0.47% (United Kingdom)	1.271	(m)	06/12/44	1,003,863
	1,200	Rochester Financing No 2 PLC, 3 Month GBP LIBOR + 3.25% (United Kingdom)	4.05	(m)	06/20/45	1,546,781
	$429	Sequoia Mortgage Trust, 1 Month USD LIBOR + 0.62%	2.90	(m)	07/20/33	413,949
	191	STARM Mortgage Loan Trust	4.286	(m)	10/25/37	180,561
		Structured Adjustable Rate Mortgage Loan Trust
	632		2.944	(m)	11/25/34	598,213
	114		3.962	(m)	06/25/37	113,803
	1,099	Structured Asset Mortgage Investments II Trust	2.432	(m)	04/19/35	1,045,093
	1,952	Structured Asset Securities Corp., IO (a)	2.478	(m)	07/25/35	133,932
	1,759	Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85% (a)	4.131	(m)	05/25/47	1,495,022
	1,873	TBW Mortgage-Backed Trust	6.50		07/25/36	1,233,866
EUR	1,500	TDA 27 FTA, 3 Month EURIBOR + 0.19% (Spain)	0.00	(m)	12/28/50	1,428,682

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
GBP	800	Trinity Square PLC, 3 Month GBP LIBOR + 3.40% (United Kingdom)	4.213	(m)%	07/15/51	$1,054,175
	$553	Wells Fargo Alternative Loan Trust	4.853	(m)	07/25/37	550,236
		Total Mortgages - Other (Cost $57,965,044)				59,819,191
		U.S. Treasury Securities (0.8%)
		U.S. Treasury Bonds
	1,000		2.50		02/15/45	843,106
	4,000		3.125		05/15/48	3,794,453
		Total U.S. Treasury Securities (Cost $4,996,025)				4,637,559
		Variable Rate Senior Loan Interests (5.1%)
	1,383	Albertson's LLC, Term B4, 1 Month USD LIBOR + 2.75%	5.052		08/25/21	1,382,933
	1,500	American Airlines, Inc., Term B, 1 Month USD + LIBOR 2.00%	0.00	(n)	04/28/23	1,491,937
	1,236	Associated Asphalt Partners LLC, Term B, 1 Month USD LIBOR + 5.25%	7.552		04/05/24	1,234,134
	1,342	BJ's Wholesale Club, Inc., Term B, 1 Month USD LIBOR + 3.00%	5.28		02/03/24	1,346,984
	1,339	Calpine Corp., Term B6, 3 Month USD LIBOR + 2.50%	4.89		01/15/23	1,338,418
	1,308	Commercial Vehicle Group, Inc., Term B, 1 Month USD LIBOR + 6.00%	8.302		04/12/23	1,315,986
	1,470	Gruden Acquisition, Inc., Term Loan, 3 Month USD LIBOR + 5.50%	7.886		08/18/22	1,489,149
	1,222	Hearthside Group Holdings LLC, Term Loan, 1 Month USD LIBOR + 3.00%	5.302		05/31/25	1,202,845
EUR	997	INEOS Finance PLC, Term B, 1 Month EURIBOR + 2.00% (Luxembourg)	2.50		03/31/24	1,128,443
	$938	KEMET Corp., Term B, 1 Month USD LIBOR + 6.00%	8.302		04/28/24	951,563
	400	Michael Baker International LLC, Term Loan, 1 Month USD LIBOR + 4.50%	6.802		11/21/22	402,129
	695	Monitronics International, Inc., Term B2, 3 Month USD LIBOR + 5.50%	7.886		09/30/22	682,311
	1,241	Navistar, Inc., Term B, 1 Month USD LIBOR + 3.50%	5.78		11/06/24	1,244,756
	725	Neiman Marcus Group Ltd., LLC, Term Loan, 1 Month USD LIBOR + 3.25%	5.531		10/25/20	662,172

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$676	Office Depot, Inc., Term B, 3 Month USD LIBOR + 7.00%	9.334%		11/08/22	$687,368
	828	Party City Holdings, Inc., Term Loan, 1 Month USD LIBOR + 2.75%	5.06		08/19/22	831,556
	898	Pisces Midco, Inc., Term B, 3 Month USD LIBOR + 3.75%	6.175		04/12/25	895,977
	1,496	Playa Resorts Holding BV, Term B, 1 Month USD LIBOR + 2.75%	5.05		04/27/24	1,477,516
	746	Rackspace Hosting, Inc., Term B, 3 Month USD LIBOR + 3.00%	5.348		11/03/23	725,857
	1,000	Refinitiv U.S. Holdings, Inc., Term B, 1 Month USD LIBOR + 3.75%	0.00	(n)	10/01/25	991,250
	333	SAExploration Holdings, Inc., Term Loan (h)	12.50		06/28/23	313,500
	771	Scientific Games International, Inc., Term B5, 1 Month USD LIBOR + 2.75%	5.052		08/14/24	764,721
	873	Shape Technologies Group, Inc., Term B, 1 Month USD LIBOR + 3.00%	5.499		04/20/25	872,267
	1,241	Surgery Center Holdings, Inc., Term Loan, 3 Month USD LIBOR + 3.25%	5.57		08/31/24	1,239,981
	642	Syncreon Group BV, Term B, 3 Month USD LIBOR + 4.25% (Netherlands)	6.778		10/28/20	598,806
	796	Titan Acquisition Ltd., Term B, 1 Month USD LIBOR + 3.00% (United Kingdom)	5.302		03/28/25	752,503
	1,194	Wells Enterprises, Inc., Term B, 1 Month USD LIBOR + 2.75%	5.052		03/29/25	1,201,463
	1,241	Windstream Services LLC, Term B6, 1 Month USD LIBOR + 4.00%	6.29		03/30/21	1,167,403
		Total Variable Rate Senior Loan Interests (Cost $28,382,520)				28,393,928
		Short-Term Investments (10.8%)
		Sovereign (0.8%)
		Egypt Treasury Bills (o)
EGP	9,450		16.61		04/16/19	485,992
	46,550		16.62		04/16/19	2,393,961
	27,000		19.30		03/26/19	1,405,287
		Total Sovereign (Cost $4,366,544)				4,285,240

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Commercial Paper (0.6%)
$1,850	Marriott International, Inc. (p)	2.535%	11/27/18	$1,846,673
1,610	Nutrien Ltd. (Canada) (p)	2.755	12/21/18	1,603,963
	Total Commercial Paper (Cost $3,450,636)			3,450,636
	U.S. Treasury Securities (2.1%)
	U.S. Treasury Bills
6,030	(o)(q)	2.38	03/21/19	5,975,596
20	(o)(q)	2.389	03/21/19	19,820
5,700	U.S. Treasury Note	1.00	08/31/19	5,622,738
	Total U.S. Treasury Securities (Cost $11,619,013)			11,618,154
NUMBER OF SHARES (000)
	Securities held as Collateral on Loaned Securities (2.1%)
	Investment Company (2.1%)
11,705	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 7) (Cost $11,705,358)			11,705,358
	Investment Company (5.2%)
29,095	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 7) (Cost $29,095,246)			29,095,246
	Total Short-Term Investments (Cost $60,236,797)			60,154,634
	Total Investments (Cost $582,571,640) (r)(s)		101.9%	569,883,919
	Liabilities in Excess of Other Assets		(1.9)	(10,442,945)
	Net Assets		100.0%	$559,440,974

    Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

EURIBOR  Euro Interbank Offered Rate.

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  MTN  Medium Term Note.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

  (b)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2018.

  (c)  All or a portion of this security was on loan at October 31, 2018.

  (d)  Capital appreciation bond.

  (e)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

  (f)  Issuer in bankruptcy.

  (g)  Non-income producing security; bond in default.

  (h)  Illiquid security.

  (i)  Acquired through exchange offer.

  (j)  At October 31, 2018, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (k)  Consists of one or more classes of securities traded together as a unit.

  (l)  When-issued security.

  (m)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (n)  Unsettled Position. The contract rate does not take effect until settlement date.

  (o)  Rate shown is the yield to maturity at October 31, 2018.

  (p)  The rates shown are the effective yields at the date of purchase.

  (q)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

  (r)  Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency forward exchange contracts, futures contracts and swap agreements.

  (s)  At October 31, 2018, the aggregate cost for federal income tax purposes is $585,296,966. The aggregate gross unrealized appreciation is $6,825,647 and the aggregate gross unrealized depreciation is $19,972,341, resulting in net unrealized depreciation of $13,146,694.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2018:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Bank PLC		$1,380,563	PEN	4,560,000	11/19/18	$(28,793)
JPMorgan Chase Bank NA	PEN	4,560,000		$1,377,935	11/19/18	26,165
Bank of America NA	PLN	35,109,553		$9,601,169	12/28/18	437,073
Bank of America NA	ZAR	16,259,264		$1,136,743	12/28/18	42,253
Barclays Bank PLC	CHF	1,357,595		$1,399,847	12/28/18	43,980
Barclays Bank PLC	EUR	499,635		$571,286	12/28/18	2,402
Barclays Bank PLC		$1,110,160	EUR	969,820	12/28/18	(5,923)
Barclays Bank PLC		$535,230	GBP	407,264	12/28/18	(13,098)
BNP Paribas SA	PEN	2,249,000		$672,447	12/28/18	6,725
BNP Paribas SA		$1,123,510	BRL	4,143,000	12/28/18	(15,323)
BNP Paribas SA		$553,721	EUR	483,901	12/28/18	(2,751)
Citibank NA	AUD	4,969,710		$3,532,952	12/28/18	11,473
Citibank NA	BRL	18,392,475		$4,558,008	12/28/18	(361,687)
Citibank NA	GBP	1,220,060		$1,569,477	12/28/18	5,299
Citibank NA	GBP	377,396		$492,996	12/28/18	9,155

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Citibank NA	IDR	47,776,305,780		$3,158,430	12/28/18	$39,482
Citibank NA		$2,538,876	EUR	2,187,970	12/28/18	(47,653)
Citibank NA		$57,441	GBP	43,595	12/28/18	(1,550)
Citibank NA		$99,508	NZD	153,000	12/28/18	393
Citibank NA		$273,210	PLN	1,014,960	12/28/18	(8,291)
Goldman Sachs International	EUR	2,380,000		$2,764,839	12/28/18	54,970
Goldman Sachs International	MXN	31,827,145		$1,671,067	12/28/18	117,779
Goldman Sachs International		$562,595	BRL	2,100,000	12/28/18	(879)
Goldman Sachs International		$1,344,505	IDR	20,700,000,000	12/28/18	6,839
JPMorgan Chase Bank NA	BRL	5,174,218		$1,386,707	12/28/18	2,685
JPMorgan Chase Bank NA	EUR	394,694		$450,540	12/28/18	1,141
JPMorgan Chase Bank NA	EUR	2,486,000		$2,905,903	12/28/18	75,343
JPMorgan Chase Bank NA	EUR	443,223		$510,116	12/28/18	5,462
JPMorgan Chase Bank NA	EUR	726,908		$833,054	12/28/18	5,396
JPMorgan Chase Bank NA	HUF	37,124		$130	12/28/18	— @
JPMorgan Chase Bank NA	HUF	19,198,623		$69,484	12/28/18	2,195
JPMorgan Chase Bank NA	PEN	3,326,000		$1,003,379	12/28/18	18,856
JPMorgan Chase Bank NA		$556,881	BRL	2,100,000	12/28/18	4,835
JPMorgan Chase Bank NA		$4,848	GBP	3,743	12/28/18	(49)
JPMorgan Chase Bank NA		$73,692	NZD	112,500	12/28/18	(235)
Royal Bank of Canada	AUD	110,682		$79,958	12/28/18	1,530
Royal Bank of Canada	EUR	980,000		$1,114,270	12/28/18	(1,558)
Royal Bank of Canada	EUR	71,727,818		$84,148,207	12/28/18	2,478,902
Royal Bank of Canada	JPY	145,164,000		$1,288,488	12/28/18	(4,383)
Royal Bank of Canada	NZD	20,010,216		$13,242,461	12/28/18	176,800
Royal Bank of Canada		$24,823	GBP	18,769	12/28/18	(760)
Royal Bank of Canada		$1,248,187	JPY	139,263,004	12/28/18	(7,873)
Royal Bank of Canada	ZAR	6,700,000		$452,579	12/28/18	1,569
State Street Bank and Trust Co.	NZD	3,358,554		$2,203,818	12/28/18	10,852
UBS AG	GBP	17,999,199		$23,638,438	12/28/18	562,573
UBS AG	SEK	13,461,536		$1,531,768	12/28/18	52,377
UBS AG		$103,787	EUR	89,034	12/28/18	(2,413)
UBS AG		$6,160,444	EUR	5,325,418	12/28/18	(96,922)
UBS AG		$2,555,140	EUR	2,243,910	12/28/18	(224)
UBS AG		$44,584	GBP	33,750	12/28/18	(1,315)
						$3,602,824

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2018:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long: U.S. Treasury 10 yr. Ultra Long Bond	141	Dec-18	14,100	$17,640,422	$(153,968)
Australian 10 yr. Bond	158	Dec-18	15,800	14,479,689	23,812
German Euro Bund	25	Dec-18	2,500	4,537,964	16,843
U.S. Treasury Ultra Bond	18	Dec-18	1,800	2,685,937	(120,507)
German Euro BOBL	13	Dec-18	1,300	1,935,382	11,927
U.S. Treasury 30 yr. Bond	14	Dec-18	1,400	1,933,750	(86,500)
Short:
UK Long Gilt Bond	5	Dec-18	(500)	(782,322)	(10,737)
German Euro OAT	34	Dec-18	(3,400)	(5,851,997)	20,795
U.S. Treasury 10 yr. Note	162	Dec-18	(16,200)	(19,186,875)	306,603
U.S. Treasury 5 yr. Note	394	Dec-18	(39,400)	(44,278,828)	422,281
U.S. Treasury 2 yr. Note	279	Dec-18	(55,800)	(58,773,094)	231,047
					$661,596

Interest Rate Swap Agreement:

The Fund had the following interest rate swap agreement open at October 31, 2018:

SWAP COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	FIXED RATE	PAYMENT FREQUENCY PAID/RECEIVED	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID	UNREALIZED APPRECIATION
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	3.02%	Semi-Annual/ Quarterly	6/22/28	$25,000	$266,751	$—	$266,751

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2018 continued

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at October 31, 2018:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION†	BUY/SELL PROTECTION	PAY/ RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT RECEIVED	UNREALIZED DEPRECIATION
	(Unaudited)
Credit Suisse International CMBX.NA.BBB.60	NR	Sell	3.00%	Monthly	5/11/63	$1,500	$(207,890)	$(100,239)	$(107,651)
Credit Suisse International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	3,000	(415,782)	(203,132)	(212,650)
Credit Suisse International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	96	(13,306)	(3,626)	(9,680)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	2,431	(336,922)	(94,508)	(242,414)
Morgan Stanley & Co., LLC* CDX.NA.HY.30	NR	Buy	5.00	Quarterly	6/20/23	19,625	(1,290,917)	(1,247,332)	(43,585)
							$(2,264,817)	$(1,648,837)	$(615,980)

  @  Amount is less than $0.50.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

  NR  Not rated.

  LIBOR  London Interbank Offered Rate.

  OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

CHF  Swiss Franc.

EGP  Egyptian Pound.

EUR  Euro.

GBP  British Pound.

HUF  Hungarian Forint.

IDR  Indonesian Rupiah.

JPY  Japanese Yen.

MXN  Mexican Peso.

NZD  New Zealand Dollar.

PEN  Peruvian Nuevo Sol.

PLN  Polish Zloty.

SEK  Swedish Krona.

USD  United States Dollar.

ZAR  South African Rand.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities October 31, 2018

Assets:
Investments in securities, at value (cost $541,771,036) (Including $11,500,613 for securities loaned)	$529,083,315
Investment in affiliate, at value (cost $40,800,604)	40,800,604
Total investments in securities, at value (cost $582,571,640)	569,883,919
Unrealized appreciation on open foreign currency forward exchange contracts	4,204,504
Cash (including foreign currency valued at $516,342 with a cost of $517,399)	515,250
Receivable from Adviser	4,461
Receivable for:
Investments sold	6,886,700
Interest	4,152,813
Variation margin on open futures contracts	764,716
Shares of beneficial interest sold	626,046
Variation margin on open swap agreements	63,070
Dividends from affiliate	62,540
Foreign withholding taxes reclaimed	27,005
Securities lending income	7,735
Dividends	12
Prepaid expenses and other assets	118,183
Total Assets	587,316,954
Liabilities:
Collateral on securities loaned, at value	11,705,358
Unrealized depreciation on open swap agreements	572,395
Unrealized depreciation on open foreign currency forward exchange contracts	601,680
Due to broker	3,029,000
Payable for:
Investments purchased	9,785,923
Shares of beneficial interest redeemed	1,230,511
Upfront payment received on open swap agreements	401,505
Dividends to shareholders	134,145
Transfer and sub transfer agent fees	56,117
Trustees' fees	45,123
Distribution fee	43,397
Administration fee	38,049
Swap agreement termination	33,268
Deferred capital gain country tax	1,168
Accrued expenses and other payables	198,341
Total Liabilities	27,875,980
Net Assets	$559,440,974
Composition of Net Assets:
Paid-in-capital	$564,236,086
Total distributable earnings (loss)	(4,795,112)
Net Assets	$559,440,974

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Assets and Liabilities October 31, 2018

Class A Shares:
Net Assets	$81,597,824
Shares Outstanding (unlimited shares authorized, $0.01 par value)	14,732,592
Net Asset Value Per Share	$5.54
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$5.79
Class B Shares:
Net Assets	$226,649
Shares Outstanding (unlimited shares authorized, $0.01 par value)	40,693
Net Asset Value Per Share	$5.57
Class L Shares:
Net Assets	$6,398,862
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,155,575
Net Asset Value Per Share	$5.54
Class I Shares:
Net Assets	$292,268,856
Shares Outstanding (unlimited shares authorized, $0.01 par value)	52,159,174
Net Asset Value Per Share	$5.60
Class C Shares:
Net Assets	$26,741,446
Shares Outstanding (unlimited shares authorized, $0.01 par value)	4,834,328
Net Asset Value Per Share	$5.53
Class IS Shares:
Net Assets	$152,197,463
Shares Outstanding (unlimited shares authorized, $0.01 par value)	27,153,360
Net Asset Value Per Share	$5.61
Class IR Shares:
Net Assets	$9,874
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,761
Net Asset Value Per Share	$5.61

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2018

Net Investment Income: Income
Interest (net of $79,582 foreign withholding tax)	$22,983,426
Dividends from affiliate (Note 7)	490,934
Income from securities loaned - net	145,758
Total Income	23,620,118
Expenses
Advisory fee (Note 4)	1,741,799
Professional fees	514,326
Distribution fee (Class A shares) (Note 5)	211,386
Distribution fee (Class B shares) (Note 5)	2,825
Distribution fee (Class L shares) (Note 5)	38,251
Distribution fee (Class C shares) (Note 5)	252,494
Administration fee (Note 4)	435,450
Sub transfer agent fees and expenses (Class A shares)	66,811
Sub transfer agent fees and expenses (Class B shares)	52
Sub transfer agent fees and expenses (Class L shares)	4,229
Sub transfer agent fees and expenses (Class I shares)	189,248
Sub transfer agent fees and expenses (Class C shares)	17,458
Registration fees	107,738
Custodian fees (Note 8)	102,783
Shareholder reports and notices	65,428
Transfer agent fees and expenses (Class A shares) (Note 6)	29,458
Transfer agent fees and expenses (Class B shares) (Note 6)	2,505
Transfer agent fees and expenses (Class L shares) (Note 6)	3,451
Transfer agent fees and expenses (Class I shares) (Note 6)	20,780
Transfer agent fees and expenses (Class C shares) (Note 6)	3,397
Transfer agent fees and expenses (Class IS shares) (Note 6)	2,093
Transfer agent fees and expenses (Class IR shares) (Note 6)	465
Trustees' fees and expenses	14,298
Other	105,369
Total Expenses	$3,932,094
Less: waiver of Advisory fees (Note 4)	(157,749)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)	(1,877)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(58,457)
Less: reimbursement of class specific expenses (Class IR shares) (Note 4)	(465)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	(50,752)
Net Expenses	3,662,794
Net Investment Income	19,957,324

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2018

Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	$1,040,199
Futures contracts	1,168,928
Swap agreements	1,039,990
Foreign currency forward exchange contracts	7,085,759
Foreign currency translation	(211,716)
Net Realized Gain	10,123,160
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of decrease in deferred capital gain country tax of $51,897)	(27,215,678)
Futures contracts	540,032
Swap agreements	2,486,871
Foreign currency forward exchange contracts	1,488,222
Foreign currency translation	(76,212)
Net Change in Unrealized Appreciation (Depreciation)	(22,776,765)
Net Loss	(12,653,605)
Net Increase	$7,303,719

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
Increase (Decrease) in Net Assets: Operations:
Net investment income	$19,957,324		$19,710,282
Net realized gain (loss)	10,123,160		(2,588,671)
Net change in unrealized appreciation (depreciation)	(22,776,765)		16,179,732
Net Increase	7,303,719		33,301,343
Dividends and Distributions to Shareholders:
Class A shares	(2,699,379)		(2,017,703)*
Class B shares	(7,655)		(10,632)*
Class L shares	(222,741)		(205,904)*
Class I shares	(8,950,984)		(5,120,385)*
Class C shares	(630,673)		(443,338)*
Class IS shares	(5,943,151)		(5,528,320)*
Class IR shares	(155	)(a)	—
Paid-in-Capital
Class A shares	—		(730,352)
Class B shares	—		(3,848)
Class L shares	—		(74,531)
Class I shares	—		(1,853,435)
Class C shares	—		(160,476)
Class IS shares	—		(2,001,097)
Total Dividends and Distributions to Shareholders	(18,454,738)		(18,150,021)
Net increase from transactions in shares of beneficial interest	32,652,212		34,355,439
Net Increase	21,501,193		49,506,761
Net Assets:
Beginning of period	537,939,781		488,433,020
End of Period	$559,440,974		$537,939,781 †

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

(a)  For the period June 15, 2018 through October 31, 2018.

The following information was previously reported in the October 31, 2017 financial statements. The distribution information for the year ended October 31, 2017 presented on the Statements of Changes in Net Assets is presented for comparative purposes to the October 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

  *  Dividends and Distributions to Shareholders for the year ended October 31, 2017 were as follows:

Class A shares:
Net Investment Income	$(2,017,703)
Class B shares:
Net Investment Income	$(10,632)
Class L shares:
Net Investment Income	$(205,904)
Class I shares:
Net Investment Income	$(5,120,385)
Class C shares:
Net Investment Income	$(443,338)
Class IS shares:
Net Investment Income	$(5,528,320)

  †  Dividends in excess of Net Investment Income for the year ended October 31, 2017 was $(518,902).

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares, Class C shares, Class IS shares and Class IR shares. The seven classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, most Class B shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares, Class I shares, Class IS shares and Class IR shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares and Class C shares incur distribution expenses.

On June 15, 2018, the Fund commenced offering Class IR shares. The Fund suspended offering Class B and Class L shares to all investors (February 25, 2013 and April 30, 2015, respectively). Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions.

The following is a summary of significant accounting policies:

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

procedures approved by the Trustees; (5) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (6) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (7) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

D. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

E. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

F. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

G. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the securities invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from securities loaned — net" in the Fund's Statement of Operations.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2018:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROSS ASSET AMOUNT PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$11,500,613	(a)	$—	$(11,500,613	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of $11,705,358, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards CodificationTM ("ASC") 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of October 31, 2018:

	REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
	OVERNIGHT AND CONTINUOUS	<30 DAYS	BETWEEN 30 & 90 DAYS	>90 DAYS	TOTAL
Securities Lending Transactions
Corporate Bonds	$11,664,460	$—	$—	$—	$11,664,460
Sovereign	40,898	—	—	—	40,898
Total Borrowings	$11,705,358	$—	$—	$—	$11,705,358
Gross amount of recognized liabilities for securities lending transactions					$11,705,358

H. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

I. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

J. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2018:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$223,684,045	$—	†	$223,684,045	†
Sovereign	—	74,735,679	—		74,735,679
Agency Fixed Rate Mortgages	—	111,683	—		111,683
Asset-Backed Securities	—	97,495,824	—		97,495,824
Collateralized Mortgage Obligations — Agency Collateral Series	—	2,128,872	—		2,128,872
Commercial Mortgage-Backed Securities	—	18,722,504	—		18,722,504
Mortgages — Other	—	59,819,191	—		59,819,191
U.S. Treasury Securities	—	4,637,559	—		4,637,559
Variable Rate Senior Loan Interests	—	28,393,928	—		28,393,928
Total Fixed Income Securities	—	509,729,285	—	†	509,729,285	†

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets (cont'd):
Short-Term Investments
Sovereign	$—	$4,285,240	$—		$4,285,240
Commercial Paper	—	3,450,636	—		3,450,636
U.S. Treasury Securities	—	11,618,154	—		11,618,154
Investment Company	40,800,604	—	—		40,800,604
Total Short-Term Investments	40,800,604	19,354,030	—		60,154,634
Foreign Currency Forward Exchange Contracts	—	4,204,504	—		4,204,504
Futures Contracts	1,033,308	—	—		1,033,308
Interest Rate Swap Agreement	—	266,751	—		266,751
Total Assets	41,833,912	533,554,570	—	†	575,388,482 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(601,680)	—		(601,680)
Futures Contracts	(371,712)	—	—		(371,712)
Credit Default Swap Agreements	—	(615,980)	—		(615,980)
Total Liabilities	(371,712)	(1,217,660)	—		(1,589,372)
Total	$41,462,200	$532,336,910	$—	†	$573,799,110 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CORPORATE BOND
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2018	$—	†

†  Includes one security which is valued at zero.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — The Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is included in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2018:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$1,033,308	(d)	Variation margin on open futures contracts	$(371,712	)(d)
Credit Risk	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(572,395)
	Variation margin on open swap agreements	—		Variation margin on open swap agreement	(43,585	)(d)
Interest Rate Risk	Variation margin on open swap agreement	266,751	(d)	Variation margin on open swap agreements	—
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	4,204,504		Unrealized depreciation on open foreign currency forward exchange contracts	(601,680)
		$5,504,563			$(1,589,372)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2018 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$1,168,928	$—	$2,226,429
Credit Risk	—	—	(1,186,439)
Currency Risk	—	7,085,759	—
Total	$1,168,928	$7,085,759	$1,039,990

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$540,032	$—	$(1,222)
Credit Risk	—	—	2,488,093
Currency Risk	—	1,488,222	—
Total	$540,032	$1,488,222	$2,486,871

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

At October 31, 2018, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(e)	ASSETS(f)	LIABILITIES(f)
Foreign Currency Forward Exchange Contracts	$4,204,504	$(601,680)
Swap Agreements	—	(572,395)
Total	$4,204,504	$(1,174,075)

(e)  Excludes exchange-traded derivatives.

(f)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2018:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(g)	NET AMOUNT (NOT LESS THAN $0)
Bank of America NA	$479,326	$—	$(289,000)	$190,326
Barclays Bank PLC	46,382	(46,382)	—	0
BNP Paribas SA	6,725	(6,725)	—	0
Citibank NA	65,802	(65,802)	—	0
Goldman Sachs International	179,588	(879)	—	178,709
JPMorgan Chase Bank NA	142,078	(284)	(20,000)	121,794
Royal Bank of Canada	2,658,801	(14,574)	(2,100,000)	544,227
State Street Bank and Trust Co.	10,852	—	—	10,852
UBS AG	614,950	(100,874)	(514,076)	0
Total	$4,204,504	$(235,520)	$(2,923,076)	$1,045,908

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED(g)	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$47,814	$(46,382)	$—	$1,432
BNP Paribas SA	18,074	(6,725)	—	11,349
Citibank NA	419,181	(65,802)	(267,408)	85,971
Credit Suisse International	329,981	—	(329,981)	0
Goldman Sachs International	243,293	(879)	(238,379)	4,035
JPMorgan Chase Bank NA	284	(284)	—	0
Royal Bank of Canada	14,574	(14,574)	—	0
UBS AG	100,874	(100,874)	—	0
Total	$1,174,075	$(235,520)	$(835,768)	$102,787

(g)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

For the year ended October 31, 2018, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$258,573,768
Futures Contracts:
Average monthly original value	$171,431,543
Swap Agreements:
Average monthly notional amount	$71,588,083

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class A, 1.59% for Class B, 1.24% for Class L, 0.60% for Class I, 1.70% for Class C, 0.57% for Class IS and 0.57% for Class IR. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2018, $157,749 of advisory fees were waived and $60,799 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; (iii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iv) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may or may not be recovered through the payment of

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,696,772 at October 31, 2018.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2018, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2018, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $8,533 and $6,569, respectively, and received $102,880 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund. Effective January 1, 2018, BFDS changed its name to DST Asset Manager Solutions, Inc.

7. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2018, aggregated $488,053,205 and $450,237,971, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $38,423,032 and $37,826,469, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2018, advisory fees paid were reduced by $50,752 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2018 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE OCTOBER 31, 2017	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE OCTOBER 31, 2018
Liquidity Funds	$39,746,321	$305,193,047	$304,138,764	$490,934	$—	$—	$40,800,604

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At October 31, 2018, the Fund had an accrued pension liability of $45,123, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2018, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

8. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

9. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2018		FOR THE YEAR ENDED OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	5,857,797	$33,036,038	1,791,274	$9,971,444
Conversion from Class B	42,493	240,009	40,355	223,154
Reinvestment of dividends	447,981	2,519,793	456,063	2,521,059
Redeemed	(5,574,139)	(31,336,517)	(4,257,512)	(23,570,938)
Net increase (decrease) — Class A	774,132	4,459,323	(1,969,820)	(10,855,281)
CLASS B SHARES
Exchanged	24,458	139,566	16,111	88,738
Conversion to Class A	(42,296)	(240,009)	(40,210)	(223,154)
Reinvestment of dividends	987	5,581	2,155	11,899
Redeemed	(7,314)	(41,437)	(56,401)	(313,079)
Net decrease — Class B	(24,165)	(136,299)	(78,345)	(435,596)
CLASS L SHARES
Exchanged	60,456	342,628	81,068	445,021
Reinvestment of dividends	38,449	216,346	50,146	276,904
Redeemed	(403,986)	(2,271,368)	(474,502)	(2,619,516)
Net decrease — Class L	(305,081)	(1,712,394)	(343,288)	(1,897,591)
CLASS I SHARES
Sold	27,465,462	156,688,061	13,859,892	77,732,645
Reinvestment of dividends	1,386,739	7,883,507	1,070,479	5,991,653
Redeemed	(14,498,468)	(82,637,515)	(8,363,090)	(46,744,025)
Net increase — Class I	14,353,733	81,934,053	6,567,281	36,980,273
CLASS C SHARES
Sold	1,553,681	8,737,864	956,361	5,296,285
Reinvestment of dividends	108,017	606,436	100,965	557,367
Redeemed	(942,276)	(5,297,341)	(891,115)	(4,930,117)
Net increase — Class C	719,422	4,046,959	166,211	923,535
CLASS IS SHARES
Sold	2,890,731	16,614,000	413,528	2,324,025
Reinvestment of dividends	1,043,392	5,942,791	1,345,634	7,529,039
Redeemed	(13,614,341)	(78,506,221)	(37,483)	(212,965)
Net increase (decrease) — Class IS	(9,680,218)	(55,949,430)	1,721,679	9,640,099
CLASS IR SHARES
Sold	1,761 (a)	10,000 (a)	—	—
Net increase in Fund	5,839,584	$32,652,212	6,063,718	$34,355,439

(a)  For the period June 15, 2018 through October 31, 2018.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2018 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2018 and 2017 was as follows:

2018 DISTRIBUTIONS PAID FROM:	2017 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME	PAID-IN-CAPITAL
$18,454,738	$13,326,282	$4,823,739

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to gains/losses on paydowns, swaps and foreign currency, tax adjustments on debt securities sold by the Fund, a nondeductible expense and an expired capital loss

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

carryforward, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2018:

TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN-CAPITAL
$44,381,674	$(44,381,674)

At October 31, 2018, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$9,111,461	$—

At October 31, 2018, the Fund had available for federal income tax purposes unused short-term capital losses of $32,184 that do not have an expiration date.

During the year ended October 31, 2018, capital loss carryforwards of $44,367,385 expired for federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2018, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of $6,681,497.

11. Credit Facility

The Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended October 31, 2018, the Fund did not have any borrowings under the Facility.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

12. Other

At October 31, 2018, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 31.2%.

13. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2018 continued

14. Accounting Pronouncement

In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2018		2017		2016(1)		2015		2014
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.66		$5.49		$5.51		$5.77		$5.65
Income (loss) from investment operations:
Net investment income(2)	0.19		0.20		0.19		0.18		0.22
Net realized and unrealized gain (loss)	(0.13)		0.16		0.01		(0.21)		0.11
Total income (loss) from investment operations	0.06		0.36		0.20		(0.03)		0.33
Less distributions from:
Net investment Income	(0.18)		(0.14)		(0.22)		(0.23)		(0.21)
Paid-in-capital	—		(0.05)		—		—		—
Total distributions	(0.18)		(0.19)		(0.22)		(0.23)		(0.21)
Net asset value, end of period	$5.54		$5.66		$5.49		$5.51		$5.77
Total Return(3)	1.05%		6.66%		3.72%		(0.53)%		5.91%
Ratios to Average Net Assets:
Net expenses	0.89	%(4)(5)	0.90	%(4)	0.88	%(4)(6)	1.04	%(4)	1.16	%(4)(5)
Net investment income	3.45	%(4)(5)	3.66	%(4)	3.46	%(4)(6)	3.16	%(4)	3.72	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$81,598		$78,970		$87,515		$112,333		$106,612
Portfolio turnover rate	89%		84%		120%		102%		83%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.93%	3.41%
October 31, 2014	1.20	3.68

(6)  If the Fund had not received the reimbursement from the Custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.90%	3.44%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2018		2017		2016(1)		2015		2014
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.69		$5.52		$5.54		$5.79		$5.67
Income (loss) from investment operations:
Net investment income(2)	0.16		0.16		0.15		0.15		0.18
Net realized and unrealized gain (loss)	(0.14)		0.16		0.01		(0.21)		0.11
Total income (loss) from investment operations	0.02		0.32		0.16		(0.06)		0.29
Less distributions from:
Net investment income	(0.14)		(0.10)		(0.18)		(0.19)		(0.17)
Paid-in-capital	—		(0.05)		—		—		—
Total distributions	(0.14)		(0.15)		(0.18)		(0.19)		(0.17)
Net asset value, end of period	$5.57		$5.69		$5.52		$5.54		$5.79
Total Return(3)	0.30%		5.84%		2.94%		(1.01)%		5.15%
Ratios to Average Net Assets:
Net expenses	1.58	%(4)(5)	1.58	%(4)(5)	1.60	%(4)(5)(6)	1.68	%(4)(5)	1.84	%(4)(5)
Net investment income	2.77	%(4)(5)	2.96	%(4)(5)	2.74	%(4)(5)(6)	2.63	%(4)(5)	3.10	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$227		$369		$790		$1,042		$1,502
Portfolio turnover rate	89%		84%		120%		102%		83%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class B shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	2.18%	2.17%
October 31, 2017	1.95	2.59
October 31, 2016	1.84	2.50
October 31, 2015	1.88	2.43
October 31, 2014	2.02	2.92

(6)  If the Fund had not received the reimbursement from the Custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.62%	2.72%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2018		2017		2016(1)		2015		2014
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.66		$5.49		$5.51		$5.77		$5.65
Income (loss) from investment operations:
Net investment income(2)	0.18		0.19		0.17		0.17		0.20
Net realized and unrealized gain (loss)	(0.13)		0.16		0.01		(0.21)		0.12
Total income (loss) from investment operations	0.05		0.35		0.18		(0.04)		0.32
Less distributions from:
Net investment income	(0.17)		(0.13)		(0.20)		(0.22)		(0.20)
Paid-in-capital	—		(0.05)		—		—		—
Total distributions	(0.17)		(0.18)		(0.20)		(0.22)		(0.20)
Net asset value, end of period	$5.54		$5.66		$5.49		$5.51		$5.77
Total Return(3)	0.81%		6.41%		3.48%		(0.73)%		5.63%
Ratios to Average Net Assets:
Net expenses	1.13	%(4)(5)	1.13	%(4)	1.11	%(4)(6)	1.25	%(4)	1.42	%(4)(5)
Net investment income	3.22	%(4)(5)	3.42	%(4)	3.23	%(4)(6)	2.94	%(4)	3.46	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$6,399		$8,263		$9,909		$12,834		$9,275
Portfolio turnover rate	89%		84%		120%		102%		83%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class L shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	1.16%	3.19%
October 31, 2014	1.44	3.44

(6)  If the Fund had not received the reimbursement from the Custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.13%	3.21%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2018		2017		2016(1)		2015		2014
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.72		$5.55		$5.57		$5.82		$5.71
Income (loss) from investment operations:
Net investment income(2)	0.21		0.22		0.21		0.18		0.23
Net realized and unrealized gain (loss)	(0.13)		0.16		0.00	(3)	(0.18)		0.11
Total income (loss) from investment operations	0.08		0.38		0.21		(0.00	)(3)	0.34
Less distributions from:
Net investment income	(0.20)		(0.16)		(0.23)		(0.25)		(0.23)
Paid-in-capital	—		(0.05)		—		—		—
Total distributions	(0.20)		(0.21)		(0.23)		(0.25)		(0.23)
Net asset value, end of period	$5.60		$5.72		$5.55		$5.57		$5.82
Total Return(4)	1.34%		6.93%		4.00%		(0.17)%		6.19%
Ratios to Average Net Assets:
Net expenses	0.59	%(5)(6)	0.57	%(5)	0.57	%(5)(7)	0.69	%(5)	0.80	%(5)(6)
Net investment income	3.74	%(5)(6)	3.99	%(5)	3.77	%(5)(7)	3.18	%(5)	3.88	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$292,269		$216,306		$173,507		$134,841		$29,761
Portfolio turnover rate	89%		84%		120%		102%		83%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class I shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.65%	3.68%
October 31, 2014	0.86	3.82

(7)  If the Fund had not received the reimbursement from the Custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.60%	3.74%

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,						PERIOD FROM
							APRIL 30, 2015(2)
	2018		2017		2016(1)		TO OCTOBER 31, 2015
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.65		$5.49		$5.51		$5.73
Income (loss) from investment operations:
Net investment income(3)	0.15		0.16		0.15		0.03
Net realized and unrealized gain (loss)	(0.13)		0.15		0.01		(0.17)
Total income (loss) from investment operations	0.02		0.31		0.16		(0.14)
Less distributions from:
Net investment income	(0.14)		(0.10)		(0.18)		(0.08)
Paid-in-capital	—		(0.05)		—		—
Total distributions	(0.14)		(0.15)		(0.18)		(0.08)
Net asset value, end of period	$5.53		$5.65		$5.49		$5.51
Total Return(4)	0.34%		5.76%		3.03%		(2.48	)%(9)
Ratios to Average Net Assets:
Net expenses	1.61	%(5)(6)	1.58	%(5)	1.58	%(5)(7)	1.74	%(5)(10)
Net investment income	2.73	%(5)(6)	2.98	%(5)	2.76	%(5)(7)	1.22	%(5)(10)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(8)(10)
Supplemental Data:
Net assets, end of period, in thousands	$26,741		$23,255		$21,673		$10,269
Portfolio turnover rate	89%		84%		120%		102%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class C shares.

(2)  Commencement of Offering.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	1.65%	2.69%

(7)  If the Fund had not received the reimbursement from the Custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.61%	2.73%

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2018		2017		2016(1)		2015		2014
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.72		$5.55		$5.57		$5.83		$5.71
Income (loss) from investment operations:
Net investment income(2)	0.22		0.23		0.21		0.21		0.18
Net realized and unrealized gain (loss)	(0.13)		0.15		0.01		(0.22)		0.17
Total income (loss) from investment operations	0.09		0.38		0.22		(0.01)		0.35
Less distributions from:
Net investment income	(0.20)		(0.16)		(0.24)		(0.25)		(0.23)
Paid-in-capital	—		(0.05)		—		—		—
Total distributions	(0.20)		(0.21)		(0.24)		(0.25)		(0.23)
Net asset value, end of period	$5.61		$5.72		$5.55		$5.57		$5.83
Total Return(3)	1.40%		6.99%		4.07%		(0.13)%		6.21%
Ratios to Average Net Assets:
Net expenses	0.53	%(4)(5)	0.51	%(4)	0.49	%(4)(6)	0.64	%(4)	0.66	%(4)(5)
Net investment income	3.82	%(4)(5)	4.05	%(4)	3.85	%(4)(6)	3.60	%(4)	3.06	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(7)	0.02%
Supplemental Data:
Net assets, end of period, in thousands	$152,197		$210,777		$195,039		$63,680		$40,579
Portfolio turnover rate	89%		84%		120%		102%		83%

(1)  Reflects prior period Custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class IS shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2018	0.56%	3.79%
October 31, 2014	0.97	2.75

(6)  If the Fund had not received the reimbursement from the Custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.53%	3.81%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	PERIOD FROM JUNE 15, 2018(1) TO OCTOBER 31, 2018
Class IR Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.68
Income (loss) from investment operations:
Net investment income(2)	0.05
Net realized and unrealized loss	(0.03)
Total income from investment operations	0.02
Less distributions from:
Net investment income	(0.09)
Net asset value, end of period	$5.61
Total Return(3)	0.31	%(6)
Ratios to Average Net Assets:
Net expenses	0.53	%(4)(5)(7)
Net investment income	3.75	%(4)(5)(7)
Rebate from Morgan Stanley affiliate	0.01	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$10
Portfolio turnover rate	89%

(1)  Commencement of Offering.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2018	13.16%	(8.88)%

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Fixed Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund"), including the portfolio of investments, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 24, 2018

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2017, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information.''

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose To Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose To Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:
DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes A Non-Affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Special Notice to Residents of Vermont
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.

The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:

DST Asset Manager Solutions, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

Special Notice to Residents of California
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of the Dolphin Scholarship Foundation; and Director of other various non-profit organizations.

Kathleen A. Dennis (65) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Director of various non-profit organizations.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	88

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	88

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (69) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).
Joseph J. Kearns (76) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	87	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	88	None.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent (82) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	86	None.
W. Allen Reed (71) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	87	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (86) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	87	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2017) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (55) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (59) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (53) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (51) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (39) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Item 2.  Code of Ethics.

(a)                       The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                       No information need be disclosed pursuant to this paragraph.

(c)                        Not applicable.

(d)                       Not applicable.

(e)                        Not applicable.

(f)

(1)                        The registrant’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                        Not applicable.

(3)                        Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2018	Registrant		Covered Entities(1)
Audit Fees	$62,026		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$6,048	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$6,048		$11,536,270

Total	$68,074		$11,536,270

2017	Registrant		Covered Entities(1)
Audit Fees	$60,513		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$5,500	(3)	$10,659,594	(4)
All Other Fees	$—		$247,388	(5)
Total Non-Audit Fees	$5,500		$10,906,982

Total	$66,013		$10,906,982

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)         This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and

Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                         Not applicable.

(g)                        See table above.

(h)                       The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2018

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 18, 2018